Offerings - Offering: 1	Feb. 02, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 80,749,609.27
Fee Rate	0.01381%
Amount of Registration Fee	$ 11,151.52
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 5,936,088.159 Shares outstanding (approximately 5.00% of the net assets of the Fund as of December 31, 2025).